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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 7, 2000

                         AmeriSource Health Corporation
             (Exact name of Registrant as specified in its charter)

             Delaware                     33-27835-01           23-2546940
  (State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

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                                  P.O. Box 959
                        Valley Forge, Pennsylvania 19482
                   (Address of Principal Executive Offices)

                                (610) 727-7000
             (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.
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     On December 7, 2000, AmeriSource Health Corporation announced that it has offered and priced a new issue of $250 million of Convertible Subordinated Notes due 2007 in a private placement. A copy of the press release is filed as Exhibit
99.1 to this Report.

Item 7. Financial Statements and Exhibits
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          (c)  Exhibits.

               99.1 Press Release dated December 7, 2000

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERISOURCE HEALTH CORPORATION

December 7, 2000                         By:  /s/ George L. James III
                                  ----------------------------------------------
                                     George L. James III
                                     Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Number     Exhibit

99.1       Press Release dated December 7, 2000